Exhibit 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Foamex L.P. and Foamex Capital Corporation on Form 10-K for the period ending December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, K. Douglas Ralph, Executive Vice President and Chief Financial Officer of Foamex International Inc., certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Foamex International Inc.

Foamex L.P.                                   Foamex Capital Corporation


/s/ K. Douglas Ralph                          /s/ K. Douglas Ralph
--------------------------------------        ----------------------------------
K. Douglas Ralph                              K. Douglas Ralph
Executive Vice President and Chief            Executive Vice President and Chief
Financial Officer                             Financial Officer
March 5, 2004